Turned the Corner, Aiming for Excellence Bruce Van Saun Chief Executive Officer December 4, 2018 Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics:   Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include:   Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results and are referred to by the Company as “Underlying” results. We believe that “Underlying” results, which exclude notable items, as applicable, provide the best representation of our underlying financial progress toward the KPMs as they exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown these metrics on this basis to investors since our initial public offering in September of 2014. KPMs that reflect “Underlying” results are considered non-GAAP financial measures.   Non-GAAP Financial Measures:   This document contains non-GAAP financial measures denoted as “Underlying” results. “Underlying” results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Underlying” results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of “Underlying” results increases comparability of period-to-period results. The tables in the appendix present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.   Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

We've Turned the Corner



ROTCE(1)
(Return on average tangible common equity)
4.3%
6.1%
6.7%
7.6%
9.8%
13.5%
3Q13(2)
2014
2015
2016
2017
3Q18



EPS(1)
(Diluted EPS)
26% Underlying CAGR(1)
$1.04
$1.42
$1.61
$1.93
$2.58
$1.87
$2.58
↑ 38%
3Q13(2,3) annualized
2014
2015
2016
2017
3Q17 YTD
3Q18 YTD

Where we've come from

- Good foundation with attractive franchise
  - Geographic footprint with large affluent and mass affluent segments
  - Balanced Commercial and Consumer business mix
  - Strong capital position
- RBS challenges impacted Citizens
  - Forced balance sheet shrinkage hurt profitability
  - Underinvestment in technology, talent and capabilities
  - Lack of scale in key fee businesses

We've turned the corner

- Leveraging top-flight board & management team
- Consistent improvement in financial performance
- Have smartly re-gained balance sheet scale
- Highly disciplined on credit
- Building fee capabilities organically and through targeted acquisitions
- Continuously streamlining expense base to self-fund investments for future growth
- Rationalizing capital base

1) Adjusted/Underlying results. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. "Adjusted" or "Underlying" results exclude restructuring charges, special items and/or notable items, as applicable. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable. CAGR is calculated from annualized 3Q13-2017.
2) Commencement of separation effort from RBS.
3) Earnings per share for 3Q13 is the annualized calculation of earnings per share of $0.26 multiplied by 4.

Citizens Financial Group, Inc.

2

Next phase: Aiming for Excellence To help our customers, colleagues and communities reach their potential Objective is to be a top-performing bank that delivers well for all stakeholders Committed to excellence in every dimension Focused on long-term franchise value and consistent delivery of earnings growth and attractive returns Trusted advisor to our customers Strong leaders and best-in-class talent Build seamless, multi-channel and digitized customer experiences Advanced data & analytics drive insight, advice and tailored solutions Innovative, customer-centric organization Engage, inspire and develop our colleagues to deliver for our customers Enhance our communities through strength of the company and involvement of our colleagues Prudently grow and optimize our balance sheet Self-fund investments through efficiency and mindset of continuous improvement Utilize new technologies to deliver more effective outcomes at lower costs Good stewards of capital Strengthening our franchise while delivering results Mission Excellence in key areas Strong culture Financial discipline

Average industry experience of ~30 years Leadership Team Member Title Bruce Van Saun Chairman and Chief Executive Officer John F. Woods Chief Financial Officer Mary Ellen Baker Head of Business Services Brad Conner Head of Consumer Banking Brendan Coughlin President, Consumer Deposits and Lending Stephen Gannon General Counsel Malcolm Griggs Chief Risk Officer Beth Johnson Chief Marketing Officer and Head of Consumer Strategy Susan LaMonica Chief Human Resource Officer Don McCree Head of Commercial Banking Brian O’Connell Head of Technology Services Ted Swimmer Head of Corporate Finance and Capital Markets We are led by a strong and experienced board & leadership team Since January 2015, have attracted or promoted from within ~45% of our Executive Leadership Group (~top 130) Green highlighting denotes new additions since January 2015. Committee Chair Note: Announced appointment of Terrance (“Terry”) J. Lillis to the board of directors, effective Feb. 1, 2019 and Anthony Di Iorio to retire from the board after his current term expires at the end of April 2019. Board Member Committees Bruce Van Saun Chairman & Chief Executive Officer Arthur F. Ryan Lead Director; Compensation and Human Resources*; Nominating and Corporate Governance Mark Casady Risk Christine Cumming Risk Anthony Di Iorio Audit; Nominating and Corporate Governance William P. Hankowsky Audit; Compensation and Human Resources Howard W. Hanna III Audit; Nominating and Corporate Governance Lee Higdon Audit; Compensation and Human Resources Charles J. (“Bud”) Koch Risk*; Audit Shivan S. Subramaniam Nominating and Corporate Governance*; Risk Wendy A. Watson Audit*; Risk; Compensation and Human Resources Marita Zuraitis Risk

Have made consistent progress against our financial goals



Key Indicators
Medium-term targets
Adjusted/ Underlying ROTCE(1)
4.3% 5.2% 5.2% 6.3% 6.2% 6.8% 6.7% 6.7% 6.6% 6.8% 6.6% 7.3% 8.0% 8.4% 9.0% 9.6% 10.1% 10.4% 11.7% 12.9% 13.5%
13.3%
~13 - 15%
Adjusted/ Underlying efficiency ratio(1)
68% 68% 69% 70% 68% 67% 68% 67% 66% 66% 66% 65% 63% 62% 62% 62% 59% 59% 60% 58% 58%
60%
58%
mid-50s%
Common equity tier 1 ratio(2)
13.9% 13.5% 13.4% 13.3% 12.9% 12.4% 12.2% 11.8% 11.8% 11.7% 11.6% 11.5% 11.3% 11.2% 11.2% 11.2% 11.1% 11.2% 11.2% 11.2% 10.8%
~10.0 - 10.25%
EPS
Adjusted/Underlying diluted EPS(1)
$0.26 $0.30 $0.30 $0.37 $0.36 $0.39 $0.39 $0.40 $0.40 $0.42 $0.41 $0.46 $0.52 $0.55 $0.61 $0.63 $0.68 $0.71 $0.78 $0.88 $0.93
$0.57
$0.91
3Q13 (3)4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
Adjusted results(1)
Reported results(1)
Underlying results(1)

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable.
2) Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
3) Commencement of separation effort from RBS.

Citizens Financial Group, Inc.
5

Peer average Adjusted CFG Underlying/Adjusted Return on tangible common equity (Return on average tangible common equity change) â 5.5% vs Peers Efficiency improvement (Efficiency ratio change) á 10.8% vs Peers Strong operating leverage (Positive operating leverage) EPS Growth (Earnings per common share diluted) Executive Summary---Positioning Citizens to Investors A strong platform well-positioned to drive value PPNR (Pre-provision net revenue) ` Strong execution of turnaround effort has led to outperformance vs peers 3Q18 vs. 3Q13 á 183% vs Peers á 509 bps vs Peers Source: CapIQ and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. Note: Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” or “Underlying” results exclude restructuring charges, special items and/or notable items, as applicable. Where disclosed, peer results adjusted for unusual or special revenue, expense and acquisition items. á 38.8% vs Peers

RBS challenges negatively impacted Citizens balance sheet size and profitability

$s in billions

	2007	2010	2013	2017	3Q18
Total average assets[1]	$161.1	$ 139.6	$ 121.4	$150.5	$ 156.9
Noninterest expense/avg. assets[1]	4.1 %	5.5 %	6.0 %	5.2 %	5.2 %
PPNR/avg. assets[1]	4.5 %	2.7 %	2.7 %	3.3 %	3.7 %

- Citizens was forced to shrink its balance sheet post the Great Recession as it was ineligible for TARP and RBS had limited capital
- As part of IPO plan, balance sheet releveraging was a key to regaining profitability
- Loan growth for 3Q13 through 3Q18 has been ~55% Commercial, ~45% Consumer, focused on attractive risk-adjusted return portfolios
  - Commercial portfolio is highly granular and diversified in terms of geography, industry, company size and rating
  - Commercial growth driven by larger companies which generally have higher ratings - ~40% of C&I growth has been in Mid Corporate and Industry Verticals
  - CRE portfolio remains underweight at ~7% of total assets vs ~10% for peers
  - Consumer growth has focused on high prime and superprime borrowers across mortgage, education and merchant financing

1) Amounts as reported in Form FR Y-9C. Noninterest expense and PPNR normalized over 9 quarter CCAR horizon.

Citizens Financial Group, Inc.

7

Substantial progress prudently releveraging the balance sheet Good loan growth with rising yields(1) $s in billions Average loan balances. Total loan losses as a percentage of the total loan book based on FRB Severely Adverse Scenario 9-quarter horizon for 2018. 2018 loan growth annualized for calculation. CAGR calculated from 2013 to 2018. Net charge-off rates in line with peers over past decade 2018 Stress losses in-line with peer median(2) Peer median Citizens continues to have a highly prudent credit risk appetite Growth portfolios and non-core rundown will continue to drive improvement in overall credit quality Rating methodology inherited from RBS produces overly conservative results under stress. Under review. 5.9% CAGR(3)

Highly disciplined on credit: diversified and granular core loan mix

$s in billions

Core retail portfolio FICOs improved YoY



$56.5
$58.4
7%
10%
19%
29%
35%
7%
9%
18%
29%
37%
<650
650-699
700-749
750-799
800+
3Q17
3Q18

Superprime and prime focused retail portfolio[(1)]

- Core mortgage – FICO ~785; CLTV of ~60%
- Core home equity – FICO ~765; 53% 1st lien
- Auto – FICO ~730
- Education lending – FICO ~780
- Unsecured portfolio - FICO ~755
  - $1.9 billion credit card portfolio - FICO ~740
  - $1.5 billion personal unsecured - FICO ~765
  - $1.5 billion merchant finance portfolio - FICO ~755, plus benefit of loss-sharing arrangements

Core commercial portfolio risk ratings improved YoY [(2)]



$51.5
$54.6
3%
14%
59%
24%
3%
14%
56%
27%
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3Q17
3Q18

Granular and diversified portfolio

- Continue to gain share in Mid-Corporate segment with generally higher ratings
- Remain underweight CRE vs. peers
- 79% of the CRE portfolio is project-secured lending
  - 56% represented by income-producing projects
  - 17% Real Estate Investment Trusts, with a particular focus on mid-caps

1) Source: Company data. Portfolio balances loan category, NCO and NPL data, FICO score, LTV ratio, loan term, lien position, risk rating, property type, and industry sector as of September 30, 2018, as applicable.
2) Portfolio balances as of September 30, 2018. Refreshed FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of September 30, 2018, as applicable. Risk ratings represent rating agency-equivalent ratings of borrowers based on CFG's internal ratings.

Citizens Financial Group, Inc.

9

Building fee capabilities organically and through targeted acquisitions

Significant opportunity to improve fee income relative to peers (0.8% of assets vs 1.3% for peers)

Consumer

Wealth
- Investments in personnel plus sales, technology platforms and products with shift towards managed money
  - Advancing HNW/UHNW capabilities through Clarfeld acquisition
- SpeciFi™, robo-advisor product

Business banking
- Fundation FinTech partnership to automate small business underwriting

Mortgage
- 3Q18 Franklin American Mortgage Company transaction brings mortgage servicing scale

Commercial

Capital & Global Markets
- Broaden capabilities in DCM, M&A, CRE
- New FX options/currency swaps platform and capabilities
- 2Q17 Western Reserve Partners acquisition added 30+ M&A professionals[1]

Treasury Solutions
- Implementing best-in-class cash management system
- Investments in liquidity, payables, merchant services, trade finance and commercial card

Adding expertise over 5 years to drive future fee income growth[2]

Consumer Banking fees	↑ ~7%
Financial advisors	↑ ~30%
Mortgage loan officers	↑ ~10%

Commercial Banking fees	↑ ~44%
Client-facing bankers and product specialists	↑ ~10%

Citizens Financial Group, Inc.™

1) Includes employees affiliated with WRP Valuations.
2) Fee change from 3Q13 to 3Q18. Normalized for accounting changes and other reclassifications; headcount change 1Q14 to 3Q18.

10

Continuously streamlining expense base to self-fund required investments

$s in millions

Focus on top-line growth and expense discipline drives positive operating leverage

Underlying results[1][2]	2014	2015	2016	2017	2018E ex-FAMC	CAGR
Total revenue	$ 4,691	$ 4,824	$ 5,188	$ 5,701	$ 6,070	7%
Noninterest expense	3,223	3,209	3,316	3,419	3,529	2%
Operating leverage	-0.1%	3.3%	4.2%	6.8%	3.2%	
Peer rank (out of 10)	6	1	3	2	4	

Rigorous TOP programs drive performance & allow self-funding of investments

TOP program	Revenue	Expense	Tax	Total benefit
2014 TOP 1	$ -	$ ~200	$ -	$ ~200
2015 TOP 2	~90	~50	-	~140
2016 TOP 3	~10	~80	~25	~115
2017 TOP 4	~40	~60	~5 to 10	~105 to 110
2018 TOP 5	~40	~50	~0 to 10	~90 to 100
Cumulative	$ ~180	$ ~440	$ ~35 to 45	$ ~650 to 665

Examples of self-funded investments

- Upgraded talent – headcount relatively stable at ~18k over 5 years; changed out/invested in ~2,500 roles[3]
- Built Data Intelligence platform in support of enhanced data analytics
- Aggressively moving to digital business model
- Significant investments in customer segmentation/offerings and customer journeys
- Development & launch of Citizens Access™
- Currently 10 FinTech relationships, often first regional bank to market
- Leading approach for API development
- Expanded IRP & FX capabilities in Global Markets
- Re-platforming Treasury Solutions online channel, AccessOptima™
- Continued investment & added sales focus in Commercial Card, Trade Finance & Merchant Services to drive growth

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Adjusted" or "Underlying" results exclude restructuring charges, special items and/or notable items, as applicable. CAGR for 2014 to 2018 estimate. Peer rank based on operating leverage.
2) Bloomberg consensus estimate as of Nov. 27, 2018 adjusted for the estimated 5 month impact of FAMC using midpoint of company outlook. Peer operating leverage based on reported results for 2013, adjusted results for all other periods.
3) Includes ~800 full time equivalent positions added as a result of the 3Q18 Franklin American Mortgage Company (FAMC) acquisition.

11

Rationalizing our capital base Strong CET1 capital position relative to peers offers significant capital flexibility Expect annual normalization of ~40 bps given both strong capital return and loan growth Expect peers to target CET1 at 9%–9.5% Citizens will approach peer median over time Dividend and repurchase policy Medium-term ~40% dividend payout target; attractive yield Continue to repurchase shares each quarter, while being sensitive to valuation Rationalizing CET1 toward peer median Amounts may not sum due to rounding.

Looking forward Success will be driven by what got us here today Continued investments in our future Strong and experienced board and leadership team, best-in-class talent Commitment to excellence in every dimension Proven execution ability Focus on our customers Long-term positioning to deliver earnings growth and attractive returns Confident that we can continue to perform well and drive toward becoming a top performing regional bank that delivers well for its stakeholders Enterprise-wide initiatives drive improvement in performance TOP - Rigorous efficiency and revenue growth program to drive performance and allow self-funding of investments BSO - Recycle capital into more accretive growth and relationship categories; grow higher risk-adjusted return asset portfolios, optimize deposits Growth mindset: innovating to source new customers and revenue streams (e.g., Student Refinancing, Merchant POS Financing) Building fee capabilities organically and through targeted acquisitions Relentless focus on our expense base through customer journeys, lean and agile development and process automation Significant investments in new technologies, data analytics, seamless integration of digital and physical distribution, customer experience and broadening capabilities

Key Messages Five years ago the challenge was to turn Citizens around and improve our performance and capabilities Since the IPO, the challenges have been addressed and we have turned the corner, while closing the gap to peers. Next phase: Aiming for Excellence Focused on long-term, profitable growth, building a great bank with confidence in our outlook Strong Board, and talented and seasoned management team Mindset of continuous improvement will drive continued EPS growth and ROTCE(1) improvement; still positioned for ‘self help’ Benefitting from investments in technology, digital, data, talent and product capabilities Strong capital position offers flexibility to drive growth and strong capital returns Track record of consistent execution and delivering against goals Strong operating leverage, net income, EPS growth Substantial improvement in efficiency ratio, ROTCE(1) Good expense discipline and consistent, sizable operating leverage(1) Prudent risk-taking: credit quality remains strong Positioned to continue to deliver well through a full range of macro environments Outperformed peers in terms of earnings growth and return improvement over headwind and tailwind periods of the past five years Confident of relative performance outlook through next downturn; prudent credit risk appetite Believe economic outlook through 2019 remains positive Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures.

Appendix

BSO: Rigorous program to improve returns while driving growth

3Q18 YoY NIM expansion of 15 bps reflects ~5 bps contribution from BSO efforts[(1)]

Assets

Loan portfolio

- Reposition/optimize loan mix
- Reallocate capital within categories; optimize credit-only relationships

Investment portfolio

- Front-book, back-book rotation

Liabilities

Deposits

- Optimize mix with focus on lower-cost categories
- Citizens Access™ diversifies deposit franchise
- Data analytics drives personalized targeting
- Refine pricing and marketing strategies

Actions

Use data analytics & expanded product sets

Consumer	Grow Education & unsecured Strategic reduction in auto	Improve promotional deposit gathering Increase investments in digital channels
Commercial	Prudently grow CRE Exit low-return relationships Reposition leasing portfolio	Grow operational deposits; upgrade cash management platform & escrow capabilities Further enhance product suite

1) Excludes a ~1 bp reduction tied to the August 1, 2018 Franklin American Mortgage Company acquisition.

Citizens Financial Group, Inc.

16

Remain rate sensitive Net interest income positioned to continue to benefit from rising rates Our asset sensitivity has remained relatively stable at 5.2% Interest rate sensitivity trend Interest rate sensitivity ranking (200 bps gradual increase) Note: CFG data as of 3Q18. Peer data from SNL as of 3Q18. Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Peer estimates based on the public disclosures as of the most recent quarter available and utilizes a 200 basis point gradual increase above 12-month forward curve except PNC, which is based on a 100 basis point gradual increase and STI, which is based on a 200 basis point shock. PNC and STI excluded from peer median.

Data & analytics capabilities are key to our success Improve customer experience Future of fulfillment – expedited offers and closings Personalize customer interactions across all channels Using data & analytics strategically across the company Consumer Shift to targeted promotional deposit and lending offers; end ‘mass promotions’ Use data to streamline fulfillment Deliver operational efficiency and reduced costs Streamline underwriting & originations Streamline servicing with single view of customer data Enhance sales productivity & accelerate growth Improve commercial client retention; Single view of client relationship Personalized treatment to acquire, deepen, retain customer relationships Personalized customer targeting models across all programs and products Enable optimized marketing spend, reduce operational costs and origination timelines Provide relevant and actionable intelligence for personalized customer treatment and effective risk decisions Integrate data mart information from multiple systems for a single view of customer data Commercial Utilize Global Markets platform to deliver customized daily FX rate/trend data to clients and prospects Utilize data-driven digital marketing with personal content to target high-priority industry segments Invest to enhance client analysis and product targeting for real-time decision making using AI

Investing in future-oriented digital services and technology platforms Adaptive security Open architecture Cloud Agile Modernize strategic platforms Data analytics Convert data into intelligence Deliver access to high quality data for decision-making Enhance customer acquisition Deliver personalized products, services and advice through all channels Prepare for emerging threats through trusted, simple and secure capabilities Deliver a platform that can adapt to future threats Adoption of Cloud delivery model ‘Cloud First’ approach to deliver agile, scalable, and low-cost solutions to evolving business needs Continuing to open up architecture with Middleware & APIs Develop an App Store-like ‘marketplace’ for secure collaboration Expedites product delivery and supports enhanced customer experience Minimize manual processes; Partners & FinTechs to contribute new functionality Seamless integration of physical and digital distribution FinTech partnerships to accelerate path to market and enhance customer experiences Company-wide Agile delivery model supports development and delivery of new products and capabilities Provides early, predictable delivery, lower cost, better quality Delivering a customer-focused, adaptable, secure & resilient technology environment

Enhancing customer experience to drive growth and efficiency Consumer Customer Journeys Embrace digital and data to improve experience Welcome to the bank Help me resolve problems Help me feel safe from fraud Help me buy a home Data intelligence platform drives targeting and offers across all channels Digitizing and modernizing the consumer lending platform Implementing AI and Robotics for automation Transforming physical network to support advice-based model Commercial Origination Launched customer account plans, dashboard & performance scorecard Underwriting Implemented cycle-time metrics Streamlined underwriting templates On-boarding Launched electronic document management Streamlined Treasury Solutions on-boarding – 50% shorter time Servicing Client priority service with dedicated specialist Transactions AccessAP Card – Online payables; single use virtual account eliminates paper checks Investing in modern cash management, derivatives and customer data platforms Leveraging product expertise, modern platforms and data analytics for targeting, insights, pricing and credit analysis

Citizens vs peer group by total CRE loans – 3Q18 $s in billions Although Citizens has grown at a faster pace than peers, our CRE portfolio remains underweight versus peers Source : SNL and Call report/FR Y-9C

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data